UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2019

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in public filings of TE Connectivity Ltd. (the “Company” or “TE”), the Company awards Performance Stock Units (“PSUs”) annually to certain Company employees, including the named executive officers, that provide the opportunity to earn shares of the Company’s stock based on the Company’s EPS growth relative to the Standard & Poor’s 500 Non-Financial Companies Index over a three-year performance cycle. Under the program, a three-year average EPS growth metric is used to determine relative performance and to calculate the number of shares earned at the end of the three-year performance period.  For purposes of the fiscal year 2017 and fiscal year 2018 PSU award cycles, the calculation of the EPS baseline and annual EPS results for each of the three-year cycles have been adjusted consistent with the terms of the PSU program to eliminate the financial results of the Company’s SubCom business, including repurchases of TE shares conducted using the proceeds from the sale of the SubCom business, as the SubCom business was divested on November 2, 2018.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of Shareholders (“AGM”) of the Company held on March 13, 2019, shareholders voted on the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 303,768,503 registered shares (89.80% of 338,258,405 registered shares outstanding and entitled to vote as of February 21, 2019, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below.  Percentages indicated below reflect the percentage of the total number of votes cast with respect to the proposal.

Agenda Item No. 1.   Election of twelve (12) directors:

1.1  Pierre R. Brondeau

A total of 279,105,053 shares (97.57%) were voted for and 6,940,009 shares (2.43%) were counted as voted against this director.  Additionally, there were 125,395 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.2  Terrence R. Curtin

A total of 285,508,449 shares (99.81%) were voted for and 549,649 shares (0.19%) were counted as voted against this director.  Additionally, there were 112,359 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.3  Carol A. (“John”) Davidson

A total of 285,053,030 shares (99.65%) were voted for and 996,698 shares (0.35%) were counted as voted against this director.  Additionally, there were 120,729 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.4  William A. Jeffrey

A total of 285,357,561 shares (99.76%) were voted for and 689,154 shares (0.24%) were counted as voted against this director.  Additionally, there were 123,742 abstentions and 17,598,046 broker non-

votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.5  David M. Kerko

A total of 285,629,967 shares (99.86%) were voted for and 410,592 shares (0.14%) were counted as voted against this director.  Additionally, there were 129,898 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.6  Thomas J. Lynch

A total of 273,209,572 shares (95.51%) were voted for and 12,849,023 shares (4.49%) were counted as voted against this director.  Additionally, there were 111,862 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.7  Yong Nam

A total of 285,195,973 shares (99.70%) were voted for and 856,471 shares (0.30%) were counted as voted against this director.  Additionally, there were 118,013 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.8   Daniel J. Phelan

A total of 283,461,560 shares (99.10%) were voted for and 2,581,297 shares (0.90%) were counted as voted against this director.  Additionally, there were 127,600 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.9  Paula A. Sneed

A total of 283,666,610 shares (99.16%) were voted for and 2,395,481 shares (0.84%) were counted as voted against this director.  Additionally, there were 108,366 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.10  Abhijit Y. Talwalkar

A total of 279,066,393 shares (97.56%) were voted for and 6,977,175 shares (2.44%) were counted as voted against this director.  Additionally, there were 126,889 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.11  Mark C. Trudeau

A total of 284,684,881 shares (99.52%) were voted for and 1,362,216 shares (0.48%) were counted as voted against this director.  Additionally, there were 123,360 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.12  Laura H. Wright

A total of 285,867,891 shares (99.93%) were voted for and 190,066 shares (0.07%) were counted as voted against this director.  Additionally, there were 112,500 abstentions and 17,598,046 broker non-

votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 2.   Election of Thomas J. Lynch as the Chairman of the Board of Directors:

A total of 273,351,953 shares (95.56%) were voted for and 12,702,596 shares (4.44%) were counted as voted against the election of Thomas J. Lynch as the Chairman of the Board of Directors.  Additionally, there were 115,908 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 3.   Election of the individual members of the Management Development and Compensation Committee:

3.1  Daniel J. Phelan

A total of 283,314,953 shares (99.07%) were voted for and 2,666,720 shares (0.93%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 188,784 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.2  Paula A. Sneed

A total of 283,895,288 shares (99.26%) were voted for and 2,106,182 shares (0.74%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 168,987 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.3  Abhijit Y. Talwalkar

A total of 281,252,929 shares (98.35%) were voted for and 4,724,053 shares (1.65%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 193,475 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.4  Mark C. Trudeau

A total of 284,579,230 shares (99.51%) were voted for and 1,406,903 shares (0.49%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 184,324 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 4.   Election of Dr. Rene Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the meeting, as the independent proxy at the Company’s 2020 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2020 annual general meeting:

A total of 303,077,742 shares (99.87%) were voted for and 392,110 shares (0.13%) were counted as voted against this proposal.  Additionally, there were 298,651 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.1.   Approval of the 2018 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 28, 2018, the consolidated financial statements for the fiscal year ended September 28, 2018 and the Swiss Compensation Report for the fiscal year ended September 28, 2018):

A total of 303,021,837 shares (99.93%) were voted for and 222,805 shares (0.07%) were counted as voted against this proposal.  Additionally, there were 523,861 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.2.   Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2018:

A total of 303,133,656 shares (99.95%) were voted for and 158,914 shares (0.05%) were counted as voted against this proposal.  Additionally, there were 475,933 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.3.   Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2018:

A total of 303,069,841 shares (99.92%) were voted for and 239,633 shares (0.08%) were counted as voted against this proposal.  Additionally, there were 459,029 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 6.   Release of the members of the Board of Directors and executive officers of TE for their activities during the fiscal year ended September 28, 2018:

A total of 283,999,874 shares (99.50%) were voted for and 1,423,624 shares (0.50%) were counted as voted against this proposal.  Additionally, there were 746,959 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.1.   Election of Deloitte & Touche LLP as TE’s independent registered public accounting firm for fiscal year 2019:

A total of 301,515,234 shares (99.31%) were voted for and 2,099,753 shares (0.69%) were counted as voted against this proposal.  Additionally, there were 153,516 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.2.   Election of Deloitte AG, Zurich, Switzerland, as TE’s Swiss registered auditor until the next annual general meeting of TE:

A total of 302,618,179 shares (99.67%) were voted for and 987,636 shares (0.33%) were counted as voted against this proposal.  Additionally, there were 162,688 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.3.   Election of PricewaterhouseCoopers AG, Zurich, Switzerland, as TE’s special auditor until the next annual general meeting of TE:

A total of 303,281,366 shares (99.89%) were voted for and 328,280 shares (0.11%) were counted as voted against this proposal.  Additionally, there were 158,857 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 8.   Advisory vote to approve named executive officer compensation:

A total of 273,928,521 shares (95.80%) were voted for and 12,010,152 shares (4.20%) were counted as voted against this proposal.  Additionally, there were 231,784 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 9.   Binding vote to approve fiscal year 2020 maximum aggregate compensation amount for executive management:

A total of 283,496,712 shares (99.32%) were voted for and 1,931,854 shares (0.68%) were counted as voted against this proposal.  Additionally, there were 741,891 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 10.   Binding vote to approve fiscal year 2020 maximum aggregate compensation amount for the Board of Directors:

A total of 284,836,224 shares (99.79%) were voted for and 596,979 shares (0.21%) were counted as voted against this proposal.  Additionally, there were 737,254 abstentions and 17,598,046 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 11.   Approval of the carryforward of unappropriated accumulated earnings at September 28, 2018:

A total of 303,190,227 shares (99.90%) were voted for and 314,850 shares (0.10%) were counted as voted against this proposal.  Additionally, there were 263,426 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 12.   Approval of a dividend payment to shareholders equal to $1.84 per issued share to be paid in four equal quarterly installments of $0.46 starting with the third fiscal quarter of 2019 and ending in the second fiscal quarter of 2020 pursuant to the terms of the dividend resolution:

A total of 303,546,845 shares (99.97%) were voted for and 87,551 shares (0.03%) were counted as voted against this proposal.  Additionally, there were 134,107 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 13.   Approval of an authorization related to TE’s share repurchase program:

A total of 238,933,779 shares (78.83%) were voted for and 64,159,559 shares (21.17%) were counted as voted against this proposal.  Additionally, there were 675,165 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 14.   Approval of a reduction of share capital for shares acquired under TE’s share repurchase program and related amendments to the articles of association:

A total of 303,145,882 shares (99.87%) were voted for and 396,024 shares (0.13%) were counted as voted against this proposal.  Additionally, there were 226,597 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 15.   Approval of any adjournments or postponements of the AGM:

A total of 201,628,543 shares (66.49%) were voted for and 101,602,074 shares (33.51%) were counted as voted against this proposal.  Additionally, there were 537,886 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2019	TE CONNECTIVITY LTD.

	By:	/s/ Harold G. Barksdale
		Name:	Harold G. Barksdale
		Title:	Vice President and Corporate Secretary